       PACIFIC GLOBAL FUND DISTRIBUTORS, INC.                       BULK RATE
[LOGO] 206 NORTH JACKSON STREET, SUITE 201                        U. S. POSTAGE
       GLENDALE, CALIFORNIA 91206                                     PAID
                                                                  GLENDALE, CA
                                                                 PERMIT NO. 1090


 ANNUAL REPORT | DECEMBER 31, 1996

[Pacific Advisors Fund Inc. LOGO]



                           GOVERNMENT
                           SECURITIES
                                      FUND

                              Dear Fellow Shareholders


While the equity markets enjoyed a bull market in 1996, the bond market was a disappointment. In the first six months of 1996, interest rates increased from near 6.0% to over 7.0%, because of inflation concerns from a stronger than expected economy. As the economy slowed in the second half of the year interest rates declined to a range between 6.50-6.75%. For the year of 1996, the price for long-term bonds declined -7.65%.

   For the twelve months ending December 31, 1996, the Pacific Advisors Government Securities Fund experienced a total return of -3.15%. The investment results are based on shares purchased at its offering price, after deducting the Fund's current maximum sales charge on January 1, 1996, and held through December 31, 1996, with all dividends and capital gains reinvested and after expense reimbursements. The Lehman Intermediate and Long-term Treasury-Bond indexes which are unmanaged indices of total returns for government bonds, were 3.97% and -0.78% respectively, for this same period.

   In mid-February, as hints of a stronger-than-expected economy triggered the decline of long-term bond prices, the Fund's advisers implemented a defensive "barbell" strategy. The Fund shifted a major portion of its long-term bonds and public utility stocks into short-term U.S. Treasury Bills and stable money funds. At June 30, 1996, the Fund was 72% invested in short-term assets and 28% invested in a small number of domestic and foreign utilities and long-term U.S. Treasury bonds. As the interest rate outlook improved during the fall, the Fund increased its long-term investments to approximately 54% of the Fund's assets by year end.

   We believe it is prudent to remain somewhat defensive as interest rates may temporarily increase from inflation concerns and competition from other global markets for capital. The stronger than expected U.S. economy is creating concerns that job inflation could become a problem and force interest rates higher. While the global markets should prevent job inflation from becoming a serious problem, the Federal Reserve may choose to increase short term rates to control the risk of inflation. Additionally, as foreign markets increase interest rates to attract capital for their economies, U.S. interest rates may be forced higher.

   Long-term interest rates should peak when the U.S. economy begins to show signs of weakening and prospects for a economic recession increase. When appropriate, we will continue buying longer-term bonds and utility stocks that have strong dividend growth potential. The significant shift to long-term assets will lock in higher yields and allow the Fund to realize market appreciation as interests rates decline. We believe this active management of the Fund, will enable investors to maximize their total rate of return while minimizing their risk.

   In 1995, the bond market produced exceptional returns for investors after a difficult 1994, when bond prices declined. We believe that the next few years should be quite rewarding because of strong deflationary forces worldwide.

   Please contact your financial advisor or Pacific Advisors Fund, if you have questions or would like more information on the Fund.



Sincerely,

/s/ George A. Henning
-----------------------------
George A. Henning
Chairman


/s/ R. Kelly Kelly
-----------------------------
R. Kelly Kelly
Adviser
Spectrum Asset Management, Inc.


                     CHANGE IN VALUE OF $10,000 INVESTMENT*

This chart shows the growth of a $10,000 investment made in Pacific Advisors Government Securities Fund on February 8, 1993 compared to the growth of the Lehman T-Bond Index, Intermediate.

PACIFIC ADVISORS
GOVERNMENT
SECURITIES FUND

                                  Govt.            Lehman
                     Year        Securities    T-Bond (Int.)
                     ------      ----------    -------------
Average Annual       Dec-92        10,000         10,000
Total Return         Dec-93        10,036         10,826
for period ending    Dec-94        10,021         10,604
December 31, 1996    Dec-95        12,057         12,140
                     Dec-96        21,677         12,622
One Year
(3.15%)

Inception
(2/8/93)
4.14%





* Reflects the deduction of the 4.75% maximum sales charge and assumes all distributions were reinvested at net asset value and after expense limitations. The results show annualized returns for 1993, since February 8, 1993 was the inception date of the Fund.

      The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

      Past performance does not guarantee future results. Share price and return fluctuate, so that your shares when redeemed, may be worth more or less than their original cost.

                             SCHEDULE OF INVESTMENTS
                                December 31, 1996

                                                           Shares/Par Value             Value
U.S. GOVERNMENT OBLIGATIONS  (75.80%)
U.S. Treasury Bonds (33.89%)
      U.S. Treasury Bond 8.125% 02/15/98                     $   420,000            $  429,581
      U.S. Treasury Bond 7.875% 08/15/01                         400,000               426,375
      U.S. Treasury Bond 9.375% 02/15/06                         350,000               421,094
      U.S. Treasury Bond 8.125% 08/15/19                         350,000               404,469
      U.S. Treasury Bond 8.125% 08/15/21                         350,000               406,218
      U.S. Treasury Bond 7.250% 08/15/22                         300,000               317,343
                                                             -----------            ----------
                                                                                     2,405,080
                                                             -----------            ----------
U.S. Treasury Bills (41.91%)
      U.S. Treasury Bill 03/06/97                            $ 3,000,000             2,973,903
                                                             -----------            ----------
TOTAL U.S. GOVERNMENT SECURITIES                                                     5,378,983
                                                                                    ==========
COMMON STOCK(18.34%)
Natural Gas(8.43%)
      Coastal Corp.                                                3,000               146,625
      Enron Corp.                                                  7,000               301,875
      Mapco Inc.*                                                  4,400               149,600
                                                             -----------            ----------
                                                                                       598,100
                                                             -----------            ----------
Utility - Electric (1.92%)
      DQE, Inc.                                                    4,700               136,300
                                                             -----------            ----------
Utility - Gas & Electric(3.93%)
      Illinova Corp.                                               5,100               140,250
      Nipsco Industries Inc.                                       3,500               138,688
                                                             -----------            ----------
                                                                                       278,938
                                                             -----------            ----------
Utility - Telecommunications - Domestic(2.02%)
      Lucent Technologies*                                         3,100               143,375
                                                             -----------            ----------

* Non-income producing

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

COMMON STOCK CONTINUED

                                                           Shares/Par Value             Value
Utility - Telecommunications - International(2.04%)
      Vodafone Group PLC - ADR                                     3,500            $  144,812
                                                             -----------            ----------
TOTAL COMMON STOCKS                                                                  1,301,525


TOTAL INVESTMENT SECURITIES (94.14%)                                                $6,680,508

SHORT-TERM INVESTMENTS (3.66%)
      United Missouri Bank Money Market Fund                                           260,063

OTHER ASSETS LESS LIABILITIES (2.20%)                                                  155,756
                                                                                    ----------

TOTAL NET ASSETS (100%)                                                             $7,096,327
                                                                                    ==========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES
                                December 31, 1996

ASSETS
   Investment securities at market value (cost: $6,599,869)            $6,680,508
   Short-term investments, at cost, which is equivalent to market         260,063
   Receivable from Investment Manager (Note 3)                             61,620
   Other assets                                                            24,928
   Accrued income receivable                                               69,333
   Receivable for capital shares sold                                         942
   Organizational expenses, net of amortization (Note 1)                   12,873
                                                                       ----------
   Total assets                                                         7,110,267
                                                                       ----------
LIABILITIES
   Payable to Investment Manager (Note 1)                                  12,873
   Accrued expenses                                                         1,067
                                                                       ----------
   Total liabilities                                                       13,940
                                                                       ----------
NET ASSETS
   (Equivalent to $9.30 per share on 762,959 shares of
    Capital Stock outstanding - 100 million shares authorized)         $7,096,327
                                                                       ==========
SUMMARY OF SHAREHOLDERS' EQUITY
   Paid-in capital                                                     $7,012,649
   Undistributed net investment income                                      1,814
   Undistributed capital gains                                              1,225
   Unrealized appreciation of investments                                  80,639
                                                                       ----------
   Net assets at December 31, 1996                                     $7,096,327
                                                                       ==========

Maximum offering price per share ($9.30/95.25%):                       $     9.76
                                                                       ----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                              STATEMENT OF OPERATIONS
                        For the Year Ended December 31, 1996

INVESTMENT INCOME
   Dividends                                                       $     26,986
   Interest                                                             302,518
                                                                   ------------
      Total Income                                                      329,504
                                                                   ------------
EXPENSES
   Investment Advisory Fees                                              45,364
   Fund Accounting Fees                                                  36,348
   Transfer Agent Expense                                                27,902
   Legal Expense                                                         20,441
   Amortization Expense                                                  11,230
   Registration Fees                                                      8,914
   Printing                                                              11,537
   Audit Fees                                                             4,474
   Custody Fees                                                           6,543
   Director Fees/Meetings                                                 5,027
   Distribution Fees (Note 3)                                             7,025
   Other Expense                                                          5,286
                                                                   ------------
      Total Expenses, before reimbursements                             190,091
   Less Fees Waived and Expenses Reimbursed (Note 3)                    (83,118)
                                                                   ------------
      Net Expenses                                                      106,973
                                                                   ------------
   NET INVESTMENT INCOME                                                           $    222,531
                                                                                   ============
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments
      Proceeds from sales of investment securities (excluding
        short-term investments with maturities 60 days or less)    $ 32,223,996
      Cost of investment securities sold                             32,061,704
                                                                   ------------
         Net realized gain on investments                                               162,292
   Net unrealized appreciation (depreciation) of investments
      Beginning of year                                            $    627,552
      End of year                                                        80,639
         Net unrealized depreciation of investments
                                                                                       (546,913)
                                                                                   ------------
   Net realized and unrealized loss on investments                                     (384,621)
                                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $   (162,090)
                                                                                   ============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        STATEMENTS OF CHANGES IN NET ASSETS


                                                                                 For the year ended        For the year ended
                                                                                  December 31, 1996         December 31, 1995
INCREASE IN NET ASSETS
   FROM OPERATIONS
   Net investment income                                                           $   222,531               $   178,241
   Net realized gain on investments                                                    162,292                   148,343
   Net unrealized appreciation (depreciation) of investments                          (546,913)                  614,059
                                                                                   -----------               -----------
   Increase (decrease) in net assets resulting from operations                        (162,090)                  940,643
                                                                                   -----------               -----------

   FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income                                                              (221,637)                 (177,183)
   Net capital gains                                                                  (161,531)                 (110,450)
                                                                                   -----------               -----------
   Decrease in net assets resulting from distributions                                (383,168)                 (287,633)
                                                                                   -----------               -----------

   FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold (346,901 and 244,351 shares)                            3,319,414                 2,303,559
   Proceeds from shares purchased by reinvestment
      of dividends (37,037 and 26,534 shares)                                          349,877                   260,916
   Cost of shares repurchased (195,381 and 57,650 shares)                           (1,864,681)                 (566,171)
                                                                                   -----------               -----------
   Increase in net assets derived from capital share transactions                    1,804,610                 1,998,304
                                                                                   -----------               -----------
   Increase in net assets                                                            1,259,352                 2,651,314

NET ASSETS
   BEGINNING OF YEAR
   (includes undistributed net investment income of $920 and $0)                     5,836,975                 3,185,661
                                                                                   -----------               -----------
   END OF YEAR
   (includes undistributed net investment income of $1,814 and $920)               $ 7,096,327               $ 5,836,975
                                                                                   ===========               ===========



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           NOTES TO FINANCIAL STATEMENTS

NOTE 1.     ORGANIZATION

      Pacific Advisors Fund Inc. (the "Company") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company was organized on May 18, 1992 as a Maryland corporation and had no operations prior to February 8, 1993, other than those relating to organizational matters including the sale of 2,778 shares of stock of each of its four series ("Funds") at $9.00 per share to the Company's investment manager, Pacific Global Investment Management Company (the "Investment Manager"). The Company currently offers four Funds: Small Cap Fund, Balanced Fund, Income Fund, and Government Securities Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies, and restrictions. The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk.

      The Investment Manager paid the organizational and other initial expenses of the Fund incurred prior to the initial offering of the Fund's shares. However, the Fund has agreed to reimburse the Investment Manager for such expenses. The organizational costs will be deferred and amortized by each Fund over a period during which it is expected that a benefit will be realized, but no longer than five years from the date of the Funds' commencement of operations. Prepaid expenses will be amortized over a period not to exceed twelve months.

NOTE 2.     SIGNIFICANT ACCOUNTING POLICIES

      A. SECURITY VALUATION. Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis.

      B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

      C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Government Securities Fund declares and distributes dividends of its net investment income, if any, quarterly. The Board of Directors will determine the amount and timing of such payments.

      D. FEDERAL INCOME TAXES. No provision is made for Federal taxes since the Company intends to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from Federal income and excise taxes.

      E. ORGANIZATIONAL COSTS. Costs incurred by the Government Securities Fund in connection with its organization, registration and initial public offering of shares have been deferred and are being amortized using the straight-line method over a five-year period in accordance with the Expense Limitation Agreement for each of the Funds.

      F. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.     INVESTMENT MANAGEMENT, DISTRIBUTOR AND OTHER RELATED PARTY
            TRANSACTIONS

      The Company and Government Securities Fund have entered into an investment management agreement ("Management Agreement") with the Investment Manager. The Management Agreement provides for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% of average net assets for the Government Securities Fund. The Investment Manager has entered into a sub-advisory agreement ("Sub-Advisory Agreements") with Spectrum Asset Management, Inc. The Investment Manager is solely responsible for the payment of these fees to the Adviser.

      In accordance with its expense limitation agreements ("Expense Limitation Agreements") with the Company, on behalf of each Fund, the Investment Manager is required to reduce its investment management fee in any fiscal year in which all Fund Operating Expenses exceed the lowest applicable limit actually enforced by any state, and to reimburse the Government Securities Fund for any additional expenses that exceed such limit. In addition, from time to time, the Investment Manager and the Adviser may voluntarily waive their management and advisory fees, respectively, and/or absorb certain expenses for the Government Securities Fund. In October 1996, the National Securities Market Improvement Act eliminated state expense limitations for mutual funds. Accordingly, the Investment Manager will determine in the future the level and extent of expense limitations, fee waivers, and reimbursements at its discretion.

      Pursuant to the Expense Limitation Agreements, the voluntary waiver of fees and the assumption of expenses by the Investment Manager and the Adviser, the following amounts were waived or reimbursed for the year ended December 31, 1996 for Government Securities Fund, $25,794 of management and sub-advisory fees were waived and $57,324 was reimbursed by the Investment Manager.

      Fund Operating Expenses may not fall below the expense limitation level established for subsequent years until the Investment Manager has fully recouped fees forgone and expenses paid or assumed under the Expense Limitation Agreement, as the Fund will reimburse the Investment Manager in subsequent years during which the Fund's total assets are greater than $20,000,000. As of December 31, 1996, the cumulative amounts unrecouped by the Investment Manager since commencement of operations is $262,902.

      For the year ended December 31, 1996, Pacific Global Fund Distributors, Inc. ("PGFD"), the principal underwriter for the Company, received $5,592 of commissions on sales of capital stock of the Government Securities Fund, after deducting $27,287 allowed to authorized distributors as commissions. PGFD is a wholly-owned subsidiary of the Investment Manager.

      The Company and Government Securities Fund have entered into an agreement with Pacific Global Investor Services, Inc., ("PGIS") to provide fund accounting services at the monthly fee of 3 basis points for the first million in net assets or a minimum of $1,250. In addition, an agreement to provide transfer agent services has also been entered into at the monthly fee based on the number of accounts or a minimum of $1,250. PGIS is a wholly-owned subsidiary of the Investment Manager.

      The Fund has adopted a plan of distribution, whereby the Government Securities Fund may pay a service fee in an amount up to 0.25% per annum of the Fund's average daily net assets to qualified recipients. For the year ended December 31, 1996, $7,025 was accrued or paid.

NOTE 4.     PURCHASE AND SALES OF SECURITIES

      For the year ended December 31, 1996, the Government Securities Fund had purchases of securities, other than short-term investments of $33,567,382. The cost of securities held is the same for Federal income tax and financial reporting purposes.

      Aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on securities were $122,608 and $41,969, respectively. Net unrealized appreciation for tax purposes is $80,639.

                              FINANCIAL HIGHLIGHTS
                 (For a share outstanding throughout the period)

                                                                                                               For the Period
                                                                  For the Year Ended December 31             February 8, 1993(3)
                                                               1996           1995            1994         to December 31, 1993
                                                               ----           ----            ----         --------------------
PER SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Year                       $  10.16        $   8.82        $   9.00               $   9.00
                                                            --------        --------        --------               --------
   Income from Investment Operations:
      Investment Income                                         0.43            0.45            0.22                   0.11
      Expenses                                                 (0.10)          (0.14)          (0.09)                 (0.04)
                                                            --------        --------        --------               --------
      Net Investment Income                                     0.33            0.31            0.13                   0.07

   Net realized and unrealized gain (loss) on securities       (0.65)           1.53           (0.14)                 (0.04)
                                                            --------        --------        --------               --------
   Total from Investment Operations                            (0.32)           1.84           (0.01)                  0.03
                                                            --------        --------        --------               --------

   Less Distributions
      Distributions from net investment income                 (0.32)          (0.31)          (0.17)                 (0.03)
      Distributions from net capital gains                     (0.22)          (0.19)           0.00                   0.00

   Net Asset Value, End of Year                             $   9.30        $  10.16        $   8.82               $   9.00
                                                            ========        ========        ========               ========

TOTAL INVESTMENT RETURN(4)                                     (3.15%)         20.32%          (0.15%)                 0.36%

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (000)                            $  7,096        $  5,837        $  3,185               $  1,179
   Ratio of Expenses to Average Net Assets(1)                   1.66%           1.65%           1.60%                  1.38%(2)
   Ratio of Net Investment Income
      to Average Net Assets(1)                                  3.46%           3.75%           2.09%                  1.12%(2)
   Portfolio Turnover Ratio                                    50.49%          57.85%          81.59%                129.16%(2)
   Average Commission Per Share
      Paid on Equity Transactions                           $ 0.0770        $ 0.0884              --                     --


1. Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Government Securities Fund would have been 2.95%, 2.80%, 4.86% and 15.46%, for the years 1996 through 1993 respectively, and the ratio of net investment income (loss) to average net assets would have been (2.17%), (2.60%), (1.17%), and (12.95%), for the years 1996 through 1993 respectively.

2.  Annualized.

3.  Commencement of Operations.

4. The Fund's maximum sales charge is not included in the total return computation.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                           REPORT OF INDEPENDENT AUDITORS

BOARD OF DIRECTORS AND SHAREHOLDERS
PACIFIC ADVISORS FUND INC.
GOVERNMENT SECURITIES FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Pacific Advisors Fund Inc. Government Securities Fund as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1996, 1995, and 1994 and for the period February 8, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pacific Advisors Fund Inc. Government Securities Fund as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1996, 1995, and 1994 and for the period February 8, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.


   ERNST & YOUNG LLP


   Los Angeles, California
   January 29, 1997

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                                         12

                       THIS PAGE INTENTIONALLY LEFT BLANK

                           PACIFIC ADVISORS FUND INC.


DIRECTORS
   GEORGE A. HENNING, CHAIRMAN
   VICTORIA L. BREEN
   THOMAS M. BRINKER
   KATHLEEN M. FISHKIN
   L. MICHAEL HALLER III
   SIEGFRED S. KAGAWA
   TAKASHI MAKINODAN, Ph.D.
   GERALD E. MILLER
   LOUISE K. TAYLOR

OFFICERS
   GEORGE A. HENNING, PRESIDENT
   THOMAS H. HANSON, VICE PRESIDENT AND  SECRETARY
   VICTORIA L. BREEN, ASSISTANT SECRETARY
   PAUL W. HENNING, TREASURER

INVESTMENT MANAGER
   PACIFIC GLOBAL INVESTMENT MANAGEMENT COMPANY
   206 NORTH JACKSON STREET, SUITE 201
   GLENDALE, CALIFORNIA 91206

ADVISER
   SPECTRUM ASSET MANAGEMENT, INC.
   450 NEWPORT CENTER DRIVE, SUITE 420
   NEWPORT BEACH, CALIFORNIA 92660

TRANSFER AGENT AND ADMINISTRATOR
   PACIFIC GLOBAL INVESTOR SERVICES, INC.
   206 NORTH JACKSON STREET, SUITE 201
   GLENDALE, CALIFORNIA 91206

DISTRIBUTOR
   PACIFIC GLOBAL FUND DISTRIBUTORS, INC.
   206 NORTH JACKSON STREET, SUITE 201
   GLENDALE, CALIFORNIA 91206
   (800) 989-6693

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.